                                                                    EXHIBIT 99.9

05/99                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A

     Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995,(the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-a Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the June 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the May, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)         Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal amount.

           (1) The total amount of the
           distribution to Class A                                $    4.0700694
           Certificateholders, per $1,000
           original certificate principal amount

           (2) The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A                     $    4.0700694
           Certificates, per $1,000 original
           certificate principal amount

           (3) The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A                    $    0.0000000
           Certificates, per $1,000 original
           certificate principal amount

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B)         Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)  The amount of Class A Investor
           Charge Offs                                            $    0.0000000

           (2)  The amount of Class A Investor
           Charge Offs set forth in paragraph 1                   $    0.0000000
           above, per $1,000 original certificate
           principal amount

           (3)  The total amount reimbursed in
           respect of Class A Investor Charge Offs                $    0.0000000

           (4)  The amount set forth in paragraph                 $    0.0000000
           3 above, per $1,000 original
           certificate principal amount

           (5)  The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class                 $    0.0000000
           A Invested Amount after giving effect
           to all transactions on such Distribution Date

C)         Information Regarding Distributions to the
           Class B Certificateholders, per $1,000
           original certificate principal amount.

           (1)  The total amount of the
           distribution to Class B                                $    4.2714583
           Certificatedholders, per $1,000
           original certificate principal amount

           (2)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B                     $    4.2714583
           Certificates, per $1,000 original
           cerificate principal amount

           (3)  The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class B                    $    0.0000000
           Certificates, per $1,000 original
           cerificate principal amount

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D)         Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)  The amount of Class B Investor                    $    0.0000000
           Charge Offs

           (2)  The amount of Class B Investor
           Charge Offs set forth in paragraph 1                   $    0.0000000
           above, per $1,000 original certificate
           principal amount

           (3)  The total amount reimbursed in                    $    0.0000000
           respect of Class B Investor Charge Offs

           (4)  The amount set forth in paragraph                 $    0.0000000
           3 above, per $1,000 original certificate principal amount

           (5)  The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect                  $    0.0000000
           to all transactions on such Distribution Date


                              First USA Bank, NA,
                              as Servicer


                              By     /s/ TRACIE KLEIN
                                  ------------------------------
                                         Tracie H. Klein
                                         First Vice President